PAGE

                                                RULE 497(c)
                                                FILE NO. 33-59692

   RYDEX SERIES TRUST                                   PROSPECTUS

                      THE RYDEX HIGH YIELD FUND


   6116  Executive  Boulevard,  Suite  400,  Rockville,  Maryland
   20852
                    (800) 820-0888     (301) 468-8520


                  INVESTMENT OBJECTIVE AND POLICIES

   The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the Merrill Lynch High Yield Master Index (the MLHY Index ). To achieve its objective, the Fund will invest in securities included in the MLHY Index. In addition, the Fund may invest in debt obligations and other securities that are expected to perform in a manner that will assist the Fund s performance to track closely the investment performance of the MLHY Index. See
     Other Investment Policies. The Fund will invest primarily in below investment grade corporate bonds, commonly known as junk bonds. Investments of this type are subject to greater risks, including default risks, than those found in higher rated securities. Purchasers should carefully assess the risks associated with an investment in the Fund. See Special Risk Factors.

                       ADDITIONAL INFORMATION

   The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy. The Fund alone does not constitute a balanced investment plan. The nature of the Fund generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. Sales of the Fund shares are made, without sales charges, at the Fund s per share net asset value.

   Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the  information  an  investor should know before investing in
   the  Fund.    A  Statement  of  Additional  Information, dated





   December 1, 1996, containing additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of that Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.


       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
       BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
          SECURITIES COMMISSION NOR HAS THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
      ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         The date of this Prospectus is December 1, 1996, as supplemented January 2, 1997.

































                                      - 3 -






                          TABLE OF CONTENTS
                                                     Page

   PROSPECTUS SUMMARY                                3

   FEES AND EXPENSES OF THE FUND                     4

   THE RYDEX FUNDS                                   5

   INVESTMENT OBJECTIVE AND POLICIES                 5

   SPECIAL RISK FACTORS                              7

   PORTFOLIO TRANSACTIONS AND BROKERAGE              10

   HOW TO INVEST IN THE FUND                         10

   REDEEMING AN INVESTMENT (WITHDRAWALS)             11

   EXCHANGES                                         11

   PROCEDURES FOR REDEMPTIONS AND EXCHANGES          12

   DETERMINATION OF NET ASSET VALUE                  12

   TAX-SHELTERED RETIREMENT PLANS                    13

   TRANSACTION CHARGES                               13

   DIVIDENDS AND DISTRIBUTIONS                       13

   TAXES                                             13

   MANAGEMENT OF THE TRUST                           15

   DISTRIBUTION PLAN                                 17

   PERFORMANCE INFORMATION                           17

   GENERAL INFORMATION ABOUT THE TRUST               18

   APPENDIX A                                        19










                                      - 4 -





                         PROSPECTUS SUMMARY

   The Fund
   The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust") that currently is comprised of nine separate series, including the Fund (collectively, the Rydex Funds ). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the Merrill Lynch High Yield Master Index (the MLHY Index ). To achieve its objective, the Fund will invest in securities included in the MLHY Index. In addition, the Fund may invest in debt obligations and other securities that are expected to perform in a manner that will assist the Fund s performance to correspond to the investment performance of the MLHY Index. (See The Rydex Funds,
     Investment Objective and Policies, and Other Investment Policies. ) While the Fund does not expect that the returns over a year will deviate adversely from the performance of the Fund s current benchmark by more than ten percent, certain factors may affect the Fund s ability to achieve this correlation, and there is no assurance that the Fund will achieve its investment objective. See Tracking Error under
    Special Risk Factors  for a discussion of these factors.

   Special Risk Considerations
   The Fund will invest primarily in below investment grade corporate bonds, commonly known as junk bonds. Investments of this type are subject to greater risks, including default risks and market risks, than those found in higher rated securities. Below investment grade securities are of poorer quality, may have speculative characteristics, and may present elements of danger with respect to principal or interest. Purchasers should carefully assess the risks associated with an investment in the Fund. (See Special Risk Factors. )

   The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy. The Fund alone does not constitute a balanced investment plan. The nature of the Fund generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. (See Special Risk Factors. )

   Investment Advisor, Sub-Advisor, and Servicer
   The Fund s investment adviser is PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard,

                                      - 5 -





   Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Fund pays the Advisor an investment management fee of 0.75% of the average daily net assets of the Fund. Pursuant to a sub-advisory agreement between the Advisor and Loomis, Sayles & Company, L.P. (the Sub-Advisor ), the Advisor pays the Sub-Advisor 0.375% of the average daily net assets of the Fund for providing portfolio management services to the Fund. PADCO Service Company, Inc. (the "Servicer"), provides the Fund with general administrative, transfer agent, shareholder, and registrar services for a fee of 0.20% of the average daily net assets of the Fund. (See Management of the Trust. )

   Purchases, Redemptions, and Exchanges
   Shares of the Fund may be purchased and redeemed, without any respective sales or redemption charge, at the net asset value per share of the Fund next determined. Shares of the Fund may be exchanged at any time for shares of any other available Rydex Fund, without any charge, on the basis of the relative net asset values next computed (subject to compliance with applicable minimum investment requirements). Because of the administrative expense of handling small accounts, any request for a redemption by an investor whose account balance is (a) below the currently-applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Fund currently is $15,000; for all other shareholder accounts, the minimum initial investment in the Fund currently is $25,000. These minimums also apply to retirement plan accounts. The Trust reserves the right to modify its minimum investment requirements. (See "How To Invest In the Fund," "Redeeming An Investment (Withdrawals)," and "Exchanges.")



















                                      - 6 -





   FEES AND EXPENSES OF THE FUND

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur:


        Shareholder Transaction Expenses
          Sales Load Imposed on Purchases            None

          Sales Load Imposed on Reinvested
            Dividends                                None

          Deferred Sales Load                        None


          Redemption Fees                            None


          Exchange Fees                              None

        Annual Fund Operating Expenses
        (as a percentage of average net assets)

          Management Fees                            0.75%

          12b-1 Fees                                 0.25%

          Other Expenses:
             Administrative Fees                     0.20%
             Additional Expenses                     0.15%*

          Total Fund Operating Expenses              1.35%**

   _____________________

     * Additional expenses are based on estimated amounts for the current fiscal year.

   ** Retirement plans are charged an annual $15.00 maintenance fee. See Tax-Sheltered Retirement Plans.

   Example

   Assuming a hypothetical investment of $1,000, a five-percent annual return, and redemption at the end of each time period, an investor in the Fund would pay transaction and operating expenses at the end of each year as follows:


                                      - 7 -





                       1 YEAR         3 YEARS

                         $13.75         $42.76

   The same level of expenses would be incurred if the investment were held throughout the period indicated.

   The preceding table is provided to assist the investor in understanding the various costs and expenses which may be borne directly or indirectly by an investor in the Fund. The percentages shown above are based on the estimate by the Fund's investment adviser of the expenses to be incurred by the Fund during the Fund's current fiscal year. The five-percent assumed annual return is for comparison purposes only. The actual return for the Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Fund. For a more complete discussion of the fees connected with an investment in the Fund, including any fees that may be charged by securities dealers, banks, and other financial institutions in connection with wire transfers, and the services to be provided to the Fund, see How To Investment In the Fund,
     Management of the Trust, and Distribution Plan in this Prospectus.

   THE RYDEX FUNDS

   The Trust is an open-end management investment company, and currently is composed of nine separate series, including the Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and the Institutional Money Market Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Institutional Money Market Fund and the Rydex U.S. Government Money Market Fund, each Rydex Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, t h at, in connection with exchanges for shares of the

                                      - 8 -





   Institutional Money Market Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements (see "Exchanges"). Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.
   The Trust reserves the right to restrict exchanges out of the Fund if necessary to preserve the Fund s tax status.


   INVESTMENT OBJECTIVE  AND POLICIES

   General

   The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund s current benchmark is the MLHY Index. Although there is no assurance that the Fund's objective will be achieved, the Fund will seek to achieve its objective by investing primarily in a variety of long-term, intermediate-term, and short-term below i n vestment grade corporate bonds (including convertible issues) commonly known as junk bonds and low-rated preferred securities. The Fund will invest in securities included in the MLHY Index, and may also invest in United States dollar-denominated bonds issued by foreign-based companies which may be issued in the United States or on a global basis.

   The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of the shareholders, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Fund not specified as fundamental, including the benchmark index for high yield fixed income securities, may be changed without the approval of shareholders. The trustees of the Trust (the Trustees ) may consider changing the Fund s benchmark (to the extent permitted) if, for example, the current benchmark becomes unavailable; the Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for the Fund that is "leveraged" or proprietary. Of course, there can be no assurance that the Fund will achieve its objective.




                                      - 9 -





   High Yield Corporate Bonds

   The corporate bonds primarily purchased by the Fund will be rated in below investment grade categories by Moody s Investors Service, Inc. ( Moody s ) or Standard & Poor s Ratings Group ( Standard & Poor s ) ( Ba or lower by Moody s,
     BB    or  lower  by Standard and Poor s).  The Fund does not
   invest  in  securities  rated  lower  than  Caa  by Moody s or
     CCC by Standard & Poor s; these ratings are applied to issues which are predominantly speculative and may be in default or as to which there may be present elements of danger with respect to principal or interest. The Fund does not invest in issues which are in default. The Fund may invest in unrated securities when the Sub-Advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in below investment grade categories by Moody s or Standard & Poor s (between Ba and Caa ratings by Moody s and between
     BB and CCC ratings by Standard & Poor s). If the investment rating of a high yield corporate security in which the Fund is invested is downgraded to below Caa by Moody s or CCC by Standard & Poor s, the Fund will sell the downgraded security as soon as practicable and when the Sub-Advisor considers it desirable to do so. See Appendix A to this Prospectus for a specific description of each corporate bond rating category.

   The securities in which the Fund invests offer a wide range of maturities (from less than one year to thirty years) and yields. These securities include short-term bonds or notes (maturing in less than three years), intermediate-term bonds or notes (maturing in three to ten years), and long-term bonds (maturing in more than ten years). While there are no limitations on the average maturity of the securities held by t h e Fund, the Fund s average portfolio maturity will ordinarily be comparable to that of its benchmark. As of July 30, 1996, the average years-to-maturity of the MLHY Index was approximately nine years.

   Repurchase Agreements

   The Fund may also invest in repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price (thereby determining the yield during the purchaser's holding period) and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more

                                     - 10 -





   than  one  year,  the  term  of each repurchase agreement will
   always  be  less  than  one  year.    The Fund will enter into
   repurchase  agreements  only  with member banks of the Federal
   R e s erve  System  or  primary  dealers  of  U.S.  Government
   Securities.

   The Advisor will monitor the creditworthiness of each firm which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of the Fund's investment policies.

   The Fund will not enter into repurchase agreements of more than seven days duration if more than 15% of the market value of the Fund's net assets would be so invested together with any other investment the Fund may hold for which market quotations are not readily available.

   When-Issued and Delayed Delivery Securities

   The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. The Fund will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments.

   Short Sales



                                     - 11 -





   The Fund also may engage in short sales transactions under which the Fund sells a security it does not own in order to facilitate the management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

   Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash, equity securities, or debt securities of any grade, including non-investment grade debt securities, which securities will be liquid and marked to the market daily, and at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund s short position.

   Other Investment Policies

   W h en the Sub-Advisor determines that market conditions warrant, the Fund may temporarily invest all or part of the Fund s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government securities, repurchase agreements secured by U.S. Government securities, commercial paper, and bank money market instruments, including certificates of deposit, time deposits, bankers acceptances, and other short-term obligations issued by United States banks which are members of the Federal Reserve System. To meet its objective, the Fund may also: invest in common stocks, rights, or other equity securities, including preferred and convertible securities; purchase and sell futures contracts, index futures contracts, and options thereon; and purchase and sell options on securities and index options. The Fund also may borrow money and lend portfolio securities to brokers, dealers, and financial institutions.

                                     - 12 -





   The Fund, however, does not presently intend to invest more than 5% of the Fund s net assets in any of these instruments or practices. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

   Merrill Lynch High Yield Master Index

   The MLHY Index is a market capitalization-weighted index comprised of domestic and foreign high yield corporate bonds, each with at least $50 million par amount outstanding and more than one year to maturity (foreign corporate bonds are issued by foreign corporations, denominated in United States dollars, and underwritten by United States syndicates for delivery in the United States). Interest and price return for each corporate bond included in the MLHY Index are calculated daily based on accrued schedule and trader pricing. The investment ratings for the corporate bonds included in the MLHY Index range from Baa by Moody s or BBB by Standard and Poor s to C by Moody s or C by Standard & Poor s (the Fund, however, does not invest in securities rated lower than Caa by Moody s or CCC by Standard & Poor s). Bonds rated as being in default ( Daa by Moody s or DDD by Standard and Poor s), as well as deferred interest bonds and pay-in-kind bonds, are not included in the MLHY Index. Split-rated issues (i.e., bonds rated investment grade by one rating agency and high yield by another rating agency) are included in the MLHY Index based on the bond s corresponding composite rating. Prices for the bonds included in the MLHY Index are taken as of 3:00 P.M., Eastern Time, and only those bonds for which accurate pricing is available are included in the index. The index was created in 1984.


   SPECIAL RISK FACTORS

   Credit and Market Risks

   All securities, including those purchased by the Fund, are subject to some degree of credit risk and market risk. Credit risk refers to the ability of an issuer of a debt security  to  pay  its  principal  and  interest,  and  to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security s price in response to changes in conditions in securities markets in general, and, particularly in the case of debt securities, to changes in the overall level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

   High Yield Securities

                                     - 13 -





   The Fund presently intends to invest at least 80% of its net assets in high yield corporate bonds. Both credit and market risks are increased by the Fund s investment in debt securities rated below the top four grades by Standard & Poor s or Moody s and comparable unrated debt securities. Below investment grade bonds by Moody s (categories Ba, B,
     Caa ) are of poorer quality and may have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Below investment grade bonds rated by Standard & Poor s (categories BB, B, CCC ) include those which are regarded, on balance, as predominantly speculative with respect to the issuer s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC indicates a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   The share price and yield of the Fund may be expected to fluctuate more than in the case of mutual funds that invest in h i gher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of below investment grade securities  experiencing  increased  financial  stress,  which
   c o uld adversely affect their ability to service their principal, interest, and dividend obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication
   o f future performance of the high yield bond market, p a rticularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by the Fund in a defaulted security may adversely affect the Fund s net asset value. Finally, the secondary market for high yield securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for high yield securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

   While the Fund attempts to provide investment returns that correspond to a benchmark for high yield fixed income securities (currently the MLHY Index), there is no assurance that it will be able to do so. The Fund will not purchase all

                                     - 14 -





   o f    the  securities  that  comprise  its  benchmark  index.
   Accordingly, changes in the value of the Fund s shares may not exactly correspond to changes in the benchmark index.

   Illiquid Securities

   T h e Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund s net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the Commission ), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration

                                     - 15 -





   of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser and/or a sub-adviser. The Trustees have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor and the Sub-Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund s liquidity.

   Portfolio Turnover

   The Trust anticipates that investors in the Fund, as part of an asset-allocation or market-timing investment strategy, will frequently redeem shares of the Fund, as well as exchange their shares of the Fund for shares in other Rydex Funds
   p u r s u ant to the exchange policy of the Trust (see "Exchanges"), which would cause the Fund to experience high portfolio turnover. Because the Fund's portfolio turnover r a te to a great extent will depend on the purchase, redemption, and exchange activity of its investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for the Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year.

   Significant portfolio turnover will tend to increase the realization by the Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by the Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If the Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by the Fund. Furthermore,


                                     - 16 -





   the Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.

   Tracking Error

   While the Fund does not expect that the returns over a year will deviate adversely from the performance of the Fund s benchmark by more than ten percent, several factors may affect its ability to achieve this correlation. Among those factors are: (1) Fund expenses, including dealer spreads (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by the Fund and securities not included in the benchmark being held by the Fund; (3) bid-ask spreads (the effect of which may be i n c reased by portfolio turnover); (4) the Fund holds instruments traded in a market that has become illiquid or disrupted; (5) Fund share prices being rounded to the nearest cent; (6) changes to the benchmark index that are not disseminated in advance; or (7) the need to conform the Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

   Aggressive Investment Techniques

   While the Fund normally will invest substantially all of its assets in high yield corporate bonds, it has reserved the right to, and may, from time to time, engage in certain aggressive investment techniques which may include engaging in transactions in futures contracts and options on securities, securities indexes, and futures contracts (which instruments are commonly known as derivatives ). Participation in the options or futures markets by the Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of
   o p tions and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. (For further i n f ormation regarding these investment techniques, see "Investment Policies and Techniques in the Statement of Additional Information.)


   PORTFOLIO TRANSACTIONS AND BROKERAGE



                                     - 17 -





   W h en selecting broker-dealers to execute portfolio t r a n sactions, the Sub-Advisor considers many factors, including the size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution, and
   o p erational capabilities of the broker-dealer, and the research, statistical, and economic data furnished by the broker-dealer to the Sub-Advisor. The Sub-Advisor uses these s e rvices in connection with all of the Sub-Advisor s investment activities, including other investment accounts the Sub-Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Sub-Advisor in providing investment advisory services to the Fund.


   HOW TO INVEST IN THE FUND

   For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Fund is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Fund is $25,000. These minimums also apply to retirement plan accounts. The Trust, at its discretion, may accept lesser amounts in certain circumstances.

   The shares of the Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in the Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of the Fund s shares in whole or in part. There is no minimum amount for subsequent investments in the Fund.

   Investments in the Fund may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

   By Mail:  Fill out an application and make out a check payable
   to  "Rydex  Series  Trust."    Mail  the  check along with the
   application to:

        Rydex Series Trust
        6116 Executive Boulevard, Suite 400
        Rockville, Maryland  20852


                                     - 18 -





   By Bank Wire Transfer:  Request a wire transfer to:

        Star Bank, N.A.
        Routing Number: 0420-00013
        For Account of Rydex Series Trust
        Account Number: 48038-9030
        Your Name
        Your Account Number or, if a new
          account, Federal Tax I.D. Number
          (e.g., Social Security Number)

   After instructing your bank to transfer money by wire, please call the Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

   Shares of the Fund are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form, as described below. If a purchase order is received by the Fund at or prior to 2:15 P.M., Eastern Time, on any business day, the purchase of Fund shares is executed at the offering price determined as of 3:00 P.M., Eastern Time, that day. If the purchase order is received after 2:15 P.M., Eastern Time, the purchase of Fund shares will be effected on the next business day. (See "Procedures for Redemptions and Exchanges. )

   I n    the  interest  of  economy  and  convenience,  physical
   certificates  representing  the  Fund s shares are not issued.
   Shares of the Fund are recorded on a register by the Trust s transfer agent.


   REDEEMING AN INVESTMENT (WITHDRAWALS)

   An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of the Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

                                     - 19 -





   The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

   The Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust s transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

   Because of the administrative expense of handling small accounts, any request for a redemption by an investor whose account balance is (a) below the currently-applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. The Trust reserves the right to modify its minimum investment requirements.

   With respect to the Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the Federal Reserve Bank of New York (the
    New York Fed ), the New York Stock Exchange (the "NYSE"), the Chicago Mercantile Exchange (the CME ), or the Chicago Board of Trade (the CBOT ), as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection of the Fund s investors. On any day that the New York Fed or the NYSE closes early, the principal government securities markets close early (such as on days in advance of holidays generally observed by participants in such markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption

                                     - 20 -





   orders  must  be  received.   (See "Determination of Net Asset
   Value.")


   EXCHANGES

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values next determined of the shares involved; provided that, in connection with exchanges for shares of a Rydex Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements. Exchanges with respect to Self-Directed Accounts must be for the lesser of $1,000 or 100% of the account value for the Rydex Fund from which the transfer is to be made. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the "OTC Fund"), The Rydex Precious Metals Fund (the "Metals Fund"), The Rydex U.S. Government Bond Fund (the "Bond Fund"), The Juno Fund, The Rydex U.S. Government Money Market Fund (the Money Market Fund ), The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund (the series described in this Prospectus); other separate Rydex Funds may be added in the future. Exchanges may be made by letter or by telephone subject to the procedures set forth below. An exchange into the Rydex Institutional Money Market Fund is permitted only if that Rydex Fund s minimum investment of $2 million is satisfied.


   To implement an exchange, shareholders should provide the following information: account name, account number, taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the
   e x change legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the OTC Fund, the Metals Fund, or the High Yield Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.






                                     - 21 -







   PROCEDURES FOR REDEMPTIONS AND EXCHANGES

   Written requests for redemptions and exchanges should be sent to Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Such requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Rydex Funds whose shares are being exchanged applies.

        The Nova, Ursa, and Rydex OTC Funds  .  3:45 P.M.
        The Rydex Precious Metals Fund   . . .  3:30 P.M.
        The Rydex U.S. Government Bond
          and Juno Funds   . . . . . . . . . .  2:45 P.M.
        The Rydex High Yield Fund  . . . . . .  2:15 P.M.

   Telephone redemption and exchange orders will be accepted only during the periods indicated above. If the primary exchange or market on which the Rydex Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone redemption and exchange privileges may be terminated or modified by the Trust at any time.

   When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or f r a u dulent instructions. The Trust follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone instructions. Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.



                                     - 22 -





   DETERMINATION OF NET ASSET VALUE

   The net asset value of the Fund's shares is determined each day on which both the NYSE and the New York Fed are open at 3:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE and the New York Fed each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The Fund s net asset value per share is calculated by dividing the market value of the Fund s securities plus the values of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Sub-Advisor using methods established or ratified by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Board of Trustees believes that valuation method results in a fair value for such securities.


   TAX-SHELTERED RETIREMENT PLANS

   Tax-sheltered retirement plans of the following types will be available to investors:

      Individual Retirement Accounts (IRAs)
      Keogh Accounts - Defined Contribution
                          Plans (Profit-Sharing Plans)
      Keogh Accounts - Money Purchase Plans
                          Pension Plans)
      Internal Revenue Code Section 403(b)
        Plans

   Retirement plans are charged an annual $15.00 maintenance fee.
   Additional information regarding these accounts, including the


                                     - 23 -





   annual maintenance fee, may be obtained by contacting the Trust.





   TRANSACTION CHARGES

   In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25 for items returned for insufficient or uncollectible funds.


   DIVIDENDS AND DISTRIBUTIONS

   All income dividends and capital gains distributions of the Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of the Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

   The Fund intends (i) to declare dividends of ordinary income for shares of the Fund on a daily basis, and to distribute such dividends to shareholders of the Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Fund. The Trustees, however, may declare a special distribution for the Fund if the Trustees believe that such a distribution would be in the best interest of the Fund s shareholders.


   TAXES

   The U.S. Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. So long as the Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income t a x on the ordinary income and capital gains it has distributed to its shareholders for that year.

   To qualify as a RIC under the Code, the Fund must satisfy certain requirements, including the requirements that the Fund

                                     - 24 -





   receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income, including its net long-term capital gains.

   Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by the Fund. In addition, because of the anticipated frequency of redemptions and exchanges of the shares of the Fund, the Fund will have greater difficulty than other mutual funds in satisfying the 30% Test. The Trust expects that investors in the Fund, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Fund frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require the Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, the Fund intends to s a tisfy obligations in connection with redemptions and exchanges first by using available cash and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain or by using borrowing facilities. If the Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Fund also may engage in other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Fund and

                                     - 25 -





   Commission regulations). Notwithstanding these actions, there can be no assurance that the Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   If the Trust determines that the Fund will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Trust will establish procedures for the Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of the Fund determines that Federal income taxes will more likely than not be payable by the Fund with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

   Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of the Fund or are received in cash.

   Under current law, distributions of net long-term gains, if any, realized by the Fund and designated as capital gains distributions will be taxed to the shareholders of the Fund as long-term capital gains regardless of the length of time the shares of the Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Fund s dividends in their own states and localities.

   Ordinary  dividends  paid to corporate or individual residents
   o f foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign c o u n try where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in


                                     - 26 -





   order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned. For further information regarding the taxation of dividends and distributions from the Fund and the tax treatment of shareholders of the Fund, see "Dividends, Distributions, and Taxes," in the Statement of Additional Information.

   Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.


   MANAGEMENT OF THE TRUST

   The Advisor

   The Trust is provided investment management services by PADCO Advisors, Inc. (the Advisor ), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor.

   Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most-recently amended on September 25, 1996, the Fund pays the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of the Fund. The Advisor is responsible for the management of the investment and the reinvestment of the assets of the Fund, in accordance with the investment objective, policies, and l i m itations of the Fund, and subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. In providing these advisory services, the Advisor, at its own expense, has been authorized by the Trustees to employ a sub-adviser and to enter into such service agreements as the Advisor deems appropriate in connection with the management of the Fund. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions

                                     - 27 -





   for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). See "Distribution Plan."

   The Sub-Advisor

   Loomis,  Sayles  &  Company, L.P.  (the  Sub-Advisor ), is the
   sub-adviser of the Fund. As such, the Sub-Advisor is responsible for daily managing the investment and reinvestment of assets of the Fund, subject generally to review and supervision of the Advisor and the Trustees. The Sub-Advisor bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research, trading, and investment management of the Fund.

   The Sub-Advisor is a Delaware limited partnership, registered as an investment adviser with the Commission, with offices at 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, D. C. 20016. The Sub-Advisor s principal business address is One Financial Center, Boston, Massachusetts 02111. Founded in 1926, the Sub-Advisor is one of the country's oldest and largest investment firms. The Sub-Advisor's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The portfolio managers of the Fund are Steven J. Doherty and Stephanie S. Lord. Mr. Doherty is a Vice President of the Sub-Advisor. From 1986 to 1996, Mr. Doherty was the portfolio manager of Howard Hughes Medical Institute in Chevy Chase, Maryland. From 1982 to 1986, Mr. Doherty was an Assistant Vice President and the portfolio manager of the National Bank of Washington in Washington, D. C. Mr. Doherty earned his Chartered Financial Analyst designation in 1990, received his Master of Business Administration in Finance and Investments from The George Washington University, Washington,
   D. C., in 1986, and received his bachelor's degree in Business A d m i nistration from The George Washington University,
   Washington, D. C., in 1982. Ms. Lord has been a Vice President of the Sub-Advisor since 1987. Ms. Lord earned her Chartered Financial Analyst designation in 1991, and received her bachelor's degree in Business Administration from The University of Iowa, Iowa City, Iowa, in 1987.

   Under an investment sub-advisory agreement between the Advisor and the Sub-Advisor, dated September 25, 1996, which sub-advisory agreement has been approved by the Trustees, the


                                     - 28 -





   Advisor pays the Sub-Advisor a fee at an annualized rate of 0.375% of the average daily net assets of the Fund.

   The Servicer

   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the
   Trust  and  the  Fund  by  PADCO  Service  Company,  Inc. (the
     Servicer ), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Fund pays the Servicer a fee at an annualized rate of 0.20% of the average daily net assets of the Fund.

   The Servicer provides the Trust and the Fund with all required g e n eral administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for t h e T r ust and the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the shareholders of the Fund. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   The Distributor

   Pursuant to the Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the Fund is provided certain distribution services by PADCO Financial Services, Inc. (the Distributor ), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated September 25, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. See "Distribution Plan."

   Costs and Expenses

                                     - 29 -





   The Fund bears all expenses of its operations other than those assumed by the Advisor, the Servicer, or the Distributor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the D i stributor under the Distribution Plan; custodian and accounting fees and expenses; legal and auditing fees;
   securities   valuation  expenses;  fidelity  bonds  and  other
   i n surance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any) (to the extent that these expenses are not covered by payments made by the Fund under the Distribution Plan); all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses.

   The Advisor has advanced the organizational expenses of the Fund. These costs, which are approximately $40,000, will be reimbursed by the Fund, and the Fund will amortize these costs over a five-year period from the date the Fund commences operations.


   DISTRIBUTION PLAN

   The Trust finances activities which are primarily intended to result in the sale of Fund shares and has adopted the Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Trust's Distribution Plan for the Fund provides that the Fund will pay the Distributor monthly up to a maximum of 0.25% per annum of the Fund's daily net assets for expenses actually incurred by the Distributor during that month in the distribution and promotion of the Fund's shares, including the printing of certain reports used for sales purposes, expenses for preparation and printing of sales literature, and related expenses, including any maintenance, distribution, or service fees paid to securities dealers or brokers, administrators, investment advisers, institutions, i n c l u ding bank trust departments, and other persons ("Recipients") who have executed a distribution or service agreement with the Distributor.

   The Glass-Steagall Act generally prohibits Federal and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services or servicing and recordkeeping

                                     - 30 -





   functions. The Distributor intends to engage banks only to perform such functions. Changes in Federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, however, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide such efficient and effective shareholder services. In such event, changes in the operation of the Fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders of the Fund would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

   The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Distribution Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. For further information regarding the Distribution Plan, see "Distribution Plan" in the Statement of Additional Information.


   PERFORMANCE INFORMATION

   From time to time, the Fund may advertise its past investment performance. Any such advertisement would include at least the average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations (e.g., aggregate or average total returns over other time periods for the Fund) and the Fund s current yield (as described below) may also be included. No adjustments to total returns or to current yields are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Total return and current yield data are based upon the Fund s past investment performance and are not intended to indicate its future investment performance. A more-detailed description of the method by which the Fund s total returns and current yields are calculated is included in the Fund s Statement of A d d i t ional Information under Calculation of Return Quotations and Information on Computation of Yield.

   The Fund s total return for a particular period represents the
   increase   (or  decrease)  in  the  value  of  a  hypothetical
   investment  in  the  Fund from the beginning to the end of the

                                     - 31 -





   period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment, assuming all income dividends or capital gains distributions during the period are reinvested in shares of the Fund.

   The Fund s current yield is determined by analyzing its net income per share for a thirty-day (or one-month) period (identified in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A bond equivalent annualization method is used to reflect a semi-annual compounding.

   The Fund s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities and as a function of the type of securities it owns, its average portfolio maturity, and its expenses. Yield quotations should be considered relative to changes in the net asset value of the Fund s shares, its investment policies, and the risks of investing in its shares. The investment return and principal value of an investment in the Fund will fluctuate so that an investor s shares, when redeemed, may be worth more or less than their original cost.


   GENERAL INFORMATION ABOUT THE TRUST

   Organization and Description of Shares of Beneficial Interest

   The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova
   Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund. Other separate classes may be added in the future.

   All shares of the Rydex Funds are freely transferable. The Rydex Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Rydex Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail  (to  6116  Executive  Boulevard,  Suite  400, Rockville,
   Maryland 20852).

                                     - 32 -





   Under the Delaware General Corporation Law, a registered i n vestment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust s h areholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a T r ustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

   Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

   As of the date of this Prospectus, no officer or Trustee of the Trust owned any of the Fund s shares.




   Trustees and Officers

   The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

   Auditors

   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey
   08540,   are  the  auditors  of  and  the  independent  public
   accountants for the Trust and the Fund.

   Custodian

   Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center,

                                     - 33 -





   425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under the terms of this c u s t ody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.


   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.




































                                     - 34 -





                             APPENDIX A

   Bond Ratings

      Below is a description of Standard & Poor s Ratings Group ( Standard & Poor s ) and Moody s Investors Service, Inc. ( Moody s ) bond rating categories. The Fund normally invests in bonds rated BB or lower by Standard & Poor s and/or Ba or lower by Moody s.

   Standard & Poor s Ratings
   Group Corporate Bond Ratings

      AAA  --  This  is the highest rating assigned by Standard &
   Poor s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA  --  Bonds  rated  AA  also qualify as high-quality debt
   obligations.    Capacity to pay principal and interest is very
   strong, and in the majority of instances they differ from AAA issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, f i nancial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest p a y ments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC  --  Bonds  rated    CCC  have a currently identifiable
   vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event

                                     - 35 -





   of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   Moody s Investors Service, Inc.
   Corporate Bond Ratings

      Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edged. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A -- Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa  --  Bonds  rated   Baa  are considered as medium grade
   obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective e l e ments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B  -- Bonds rated  B  generally lack characteristics of the
   desirable  investment.    Assurance  of interest and principal
   payments or maintenance of other terms of the contract over any longer period of time may be small.


                                     - 36 -





      Caa    --  Bonds  rated    Caa  are of poor standing.  Such
   issues may be in default or there may be present elements of danger with respect to principal or interest.


















































                                     - 37 -